SCHEDULE 14A(RULE 14A-101)INFORMATION REQUIRED IN PROXY STATEMENT
              SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO
              SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                          /X/

Filed by a party other than the registrant       / /

Check the appropriate box:

/X/  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             QUAKER INVESTMENT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, schedule or registration statement no.:

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     (3)  Filing party:

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     (4)  Date filed:

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

                              --PRELIMINARY COPY --

                 IMPORTANT NEWS FOR QUAKER CORE EQUITY FUND AND
                    QUAKER SMALL-CAP VALUE FUND SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE'S A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.   WHAT IS HAPPENING?

A. West Chester Capital Advisers, Inc., the Investment Adviser to the Quaker Core Equity Fund ("Equity Fund") is resigning, effective October 19, 1998. As a result, the Board of Trustees of the Fund has undertaken a nationwide search for a new investment manager and has chosen Geewax, Terker & Co. ("GTC") of Phoenixville, Pennsylvania, to be the new adviser. Equity Fund shareholders are being asked to vote to approve the board's choice. The board has also negotiated a new fee structure arrangement with Aronson + Partners ("Aronson"), the investment adviser to the Quaker Small-Cap Value Fund ("Value Fund"), which may result in an increase in management fees to the Value Fund's shareholders. Accordingly, Value Fund shareholders are being asked to approve the new fee structure. A vote is also being sought from the Equity Fund's shareholders on a revised Rule 12b-1 Plan*.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENTS?

A. The Investment Company Act of 1940 (the "Act") requires a vote of the shareholders of a fund whenever there is a change in control of an investment manager, or a material change to an existing investment management agreement. The Equity Fund's management change and the Value Fund's alteration of its management agreement both require fund shareholder approval under the Act.

Q.   WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW 12B-1 DISTRIBUTION PLAN?

A. The Investment Company Act of 1940 requires a vote of a fund's shareholders whenever there is a material amendment to, or an assignment of, a 12b-1 Plan. The 12b-1 Plan for the Equity Fund currently is between the Fund and West Chester Capital Advisers, Inc. After full consideration, the Board has decided to continue the 12b-1 Plans with the new adviser, which requires a new plan and shareholder approval.

Q.   HOW WILL THESE CHANGES AFFECT ME AS A FUND SHAREHOLDER?

A. Your funds will not change. You will still own the same shares in the same fund. For shareholders of the Equity Fund, your board has made every effort to choose a successor adviser who can provide excellent service and above-average returns to your fund. For shareholders of the Value Fund, the board negotiated the new fee structure with Aronson in order to retain an investment adviser who has enjoyed extraordinary success over the last few years; the terms of the new investment management agreement are performance based, meaning that Aronson will receive increased fees only if his performance is above-average. Accordingly, although the fees themselves may actually go up under the new agreement, because of the performance requirements imposed on Aronson, the new agreement, in the board's opinion, is more advantageous to you than the current agreement. If the new investment management agreements and Rule 12b-1 plan are approved, your fund shares will not change, the advisory fees charged to the Value Fund may increase or decrease, the advisory fees payable for the Equity Fund will not change, and the fee rate payable under the Equity Fund's 12b-1 plan will stay the same. GTC and Aronson have both committed to provide all resources necessary to provide your funds with top quality investment management and shareholder services.

Q.   WILL THE INVESTMENT ADVISORY AND RULE 12B-1 FEES BE THE SAME?

A. The investment advisory fees paid by the Equity Fund will stay the same. The advisory fees paid by the Value Fund may go up or down, depending on the future performance of the Adviser. The 12b-1 fees paid by the Equity Fund will stay the same.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the board members of your fund, including the independent members, recommend that you vote "For" all the items on the enclosed ballot.

Q.   WHO  IS  PAYING  THE  COST  OF  THE  SHAREHOLDER  MEETING  AND  THIS  PROXY
     SOLICITATION?

A. GTC and Aronson. -- not your fund -- is paying all costs of the fund's shareholder meeting and proxy solicitation.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A.   Please call Shareholder Services at 1-800-220-8888

--------------------------------------------------------------------------------
* Rule 12b-1 of the Investment Company Act of 1940 sets forth the terms under which an investment company (mutual fund) may use fund assets to pay for the distribution of fund shares. Declaration Distributors, Inc., the principal underwriter and distributor for each fund, distributes each fund's shares according to a Rule 12b-1 plan.

                                ABOUT THE BALLOT

Shown below is the ballot that you will use to vote on the matters described above and hereafter in these proxy materials.

1. For Shareholders of the Quaker Core Equity Fund Only. Approve a new investment management agreement with Geewax, Terker & Co. on the same terms as the current agreement between the Equity Fund and West Chester Capital Advisers, Inc.

     For                            Against                         Abstain
     / /                              / /                             / /

2. For Shareholders of the Quaker Small-Cap Value Fund Only. Approve a new investment management agreement with Aronson + Partners on different terms than the current agreement, which may result in an increase in fees to the fund.

     For                            Against                         Abstain
     / /                              / /                             / /

3. For Quaker Core Equity Fund Shareholders Only. Approve a new Rule 12b-1 distribution plan on the same terms as the current plan.

     For                            Against                         Abstain
     / /                              / /                             / /


Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                          Date

X
--------------------------------------------------------------------------------
Signature                                                          Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!
--------------------------------------------------------------------------------

Quaker Investment Trust
1288 Valley Forge Road
Valley Forge, Pennsylvania  19482

TELEPHONE 1-800-220-8888
                                                              September 28, 1998
Dear Shareholder:

     As you read in the Questions and Answers (Q & A) on page 1, the adviser to the Equity Fund has resigned and must be replaced, and the board has negotiated a new fee structure with the adviser to the Value Fund.

     We're sending this proxy statement to you because your vote is important to the changes taking place in your funds. Because of the change of advisers in the Equity fund, and the alteration of the investment management contract in the Value Fund, it is necessary for you to approve new investment management agreements and, for shareholders of the Equity Fund, a new Rule 12b-1 Plan.

     As you review these materials, please keep in mind that if the new investment management agreements and Rule 12b-1 Plan are approved, YOUR FUND SHARES WILL NOT CHANGE, THE ADVISORY FEES CHARGED TO THE EQUITY FUND WILL STAY THE SAME, THE FEES PAYABLE UNDER THE NEW AGREEMENT WITH THE VALUE FUND WILL ONLY INCREASE IF THE FUND'S PERFORMANCE INCREASES, AND THE FEE RATE PAYABLE UNDER THE EQUITY FUND'S RULE 12B-1 PLAN WILL STAY THE SAME. If you approve the new investment management agreements and Rule 12b-1 Plan, you should continue to receive the high quality investment management and shareholder services that you have come to expect over the years.

     Your Fund Board has approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

Sincerely,

/s/ Peter F. Waitneight
President
--------------------------------------------------------------------------------

                             QUAKER INVESTMENT TRUST
                             1288 Valley Forge Road
                 Valley Forge, PA 19482TELEPHONE 1-800-220-8888
                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                      OCTOBER 19, 1998 AND PROXY STATEMENT
                                 October 2, 1998

To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the following series of Quaker Funds, Inc (the "Trust"):

THE QUAKER CORE EQUITY FUND  (THE "EQUITY FUND")
THE QUAKER SMALL-CAP VALUE FUND (THE "VALUE FUND")

The meeting will be held at 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19428 on Monday, October 19, 1998 at 10:00 a.m., Eastern time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

     1. For shareholders of the Equity Fund Only. To approve a new investment management agreement with Geewax, Terker & Co. on the same terms as the current agreement with the former adviser.

     2. For shareholders of the Value Fund Only. To approve a new investment management agreement with Aronson + Partners which may result in an increase in fees to the fund.

     3. For shareholders of the Equity Fund Only. To approve a new Rule 12b-1 distribution plan with Geewax, Terker & Co. ("GTC") on the same terms as the current plan.

The Board of Trustees of your funds has selected the close of business on September 28, 1998 as the record date for the determination of shareholders of the funds entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

--------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Trustees (the "Board") of the Trust for voting at the joint special meeting of shareholders of the Company to be held on Monday, October 19, 1998, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about October 2, 1998.

THE SERIES FUNDS. Quaker Investment Trust("Quaker" or the "Trust") is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions.

     The series of Quaker are:

The Quaker Core Equity Fund (the "Equity Fund")
The Quaker Small-Cap Value Fund  (the "Value Fund")

Both funds presently offer a single class of shares, the No-Load Class. Shares of each Fund represent a proportionate interest in that Fund.

The shareholders of the Value Fund are being asked to vote on one item, approval of a new investment management agreement with the present adviser. Shareholders of the Equity Fund are being asked to vote on two items, approval of a new investment management agreement with a new adviser and approval of a new 12b-1 Plan of Distribution. Shareholders of each Fund will vote for the items relating to their Fund only. The Board of Trustees of your Funds recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The following table indicates which shareholders are solicited with respect to each Item:

ITEM                                                EQUITY FUND       VALUE FUND
                                                    -----------       ----------

1.   Approval of New Investment
     Management Agreement with GTC.                      X

2.   Approval of New Investment
     Management Agreement with Aronson                                     X

3.   Approval of New Rule 12b-1
     Plan for Equity Fund Shareholders.                  X

The Board of Trustees has fixed the close of business on September 28, 1998 as the record date for the determination of shareholders of the funds entitled to notice of and to vote at the Meeting. As of September 28, 1998, each Fund had Shares issued and outstanding as follows:

FUND                                NO-LOAD
----                                -------

Equity Fund                         TBD

Value Fund                          TBD


ITEM 1. NEW INVESTMENT MANAGEMENT AGREEMENT WITH GEEWAX, TERKER & CO. FOR THE EQUITY FUND.

INTRODUCTION

West Chester Capital Advisers, Inc ("Chester"), the current investment adviser to the Equity Fund, has resigned as investment adviser, effective October 19, 1998. As a result, the Board of the Equity Fund has undertaken a nationwide search to find a new investment adviser, and after full consideration, has chosen Geewax, Terker & Co. ("GTC") to be the new investment adviser for the Fund (the "Changeover").

The replacement of Chester by GTC will constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's current investment management agreement. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the resignation of Chester, a new investment management agreement between Quaker and GTC ("management agreement") is being proposed for approval by shareholders of the Equity Fund. A copy of the form of the new management agreement is attached hereto as Exhibit
A. THE NEW MANAGEMENT AGREEMENT FOR THE FUND IS ON THE SAME TERMS AS THE CURRENT MANAGEMENT AGREEMENT.

BOARD OF TRUSTEES RECOMMENDATION

The Board met on September 16, 1998 to consider the Changeover and the qualifications of GTC. The Board of Quaker, including a majority of the Trustees who are not parties to such agreement or interested persons of any such party, voted to approve the new management agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 1.

The Board recommends that shareholders vote FOR approval of the new management agreement.

INVESTMENT MANAGEMENT AGREEMENT

The current and new management agreements both provide that the Fund's investment manager will act as investment adviser, manage it's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, provide shareholder and information services and permit any of its officers or employees to serve without compensation as Trustees or officers of Quaker if duly elected to such positions. Under the current and new management agreements, Quaker agrees to assume and pay the charges and expenses of its operations including, by way of example and not by way of limitation, the compensation of the Trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of Quaker and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by Quaker, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

Listed below is a comparison of the annual management fee rates as a percentage of average daily net assets payable under the current management agreement and the new management agreement for QUAKER.

                  CURRENT AGREEMENT         NEW AGREEMENT
                  -----------------         -------------
                       0.75%                     0.75%

Each management agreement provides that Quaker 's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by Quaker in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Quaker 's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated by Quaker or series thereof without penalty upon sixty (60) days written notice by Quaker or GTC, or by a majority vote of the outstanding shares of the Equity Fund, and automatically terminates in the event of its assignment.

The new management agreement for the Equity fund will be dated as of October 19, 1998. The new management agreement will continue in effect for an initial term of two years, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Equity Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

At the Board meeting on September 16, 1998, the Board voted to recommend the new agreement to shareholders for their approval.

BOARD OF TRUSTEES EVALUATION

At a regular meeting of the Board on August 19, 1998, by mutual consent of both parties, West Chester Capital Advisers, Inc. tendered its resignation, effective October 19, 1998. The Board discussed its options with respect to replacing the adviser, voted to undertake a search for a new adviser, and directed management of the Fund to begin such a search. Subsequent to the Board Meeting, management of the Fund evaluated several replacement advisers, and recommended Geewax, Terker & Co. ("GTC") to be the new adviser to the Fund. In addition, counsel to the Fund and the independent Trustees prepared and distributed an analysis of the Board's fiduciary obligations. At a special meeting on September 16, 1998, the Trustees discussed the recommendation of fund management and reviewed their fiduciary obligations. There was extended discussion of, and questioning about, GTC's qualifications as an investment advisor and its plans for the Equity Fund. As a result of their investigation and consideration of GTC and the new management agreement, at its meeting on September 16, 1998, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Equity Fund for their approval.

During its deliberations, the Board used outside assistance in its analysis of GTC's financial status and other aspects of the Changeover to help evaluate the potential effects upon the Equity Fund and Quaker. Throughout the review process the independent Trustees had the assistance of legal counsel.

The Board obtained from GTC information regarding GTC and the future plans of GTC with respect to the Equity Fund. Included in the information furnished to and discussed with the Board were financial statements and other representations of the financial condition of GTC In connection with their deliberations, the Board obtained certain assurances from GTC, including the following:

-- The Changeover will not result in any change in the Equity Fund's investment objectives or policies.

-- The Changeover is not expected to result in any adverse change in the investment management or operations of the Equity Fund or of Quaker.

In connection with the Board's approval of the new management agreement, the Board considered that the terms of the Changeover do not require any change in the Fund's investment objective or policies, or the investment management or operation of Quaker. If, after the Changeover, changes are proposed that might materially affect GTC's services to the Equity Fund, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

In evaluating the new management agreement, the Board took into account that the new management agreement for the Equity Fund, including the terms relating to the services to be provided and the fees and expenses payable by Quaker, is on the same terms as the current management agreement. The Board considered a number of factors in its evaluation of the proposed new agreement, including the nature and quality of services provided by GTC; investment performance, both of GTC itself and relative to that of competitive investment advisers; investment management fees and expense ratios of Quaker and competitive investment companies; Expected GTC profitability from managing the Equity Fund; fall-out benefits to GTC from its relationship to Quaker, including revenues derived from services provided to Quaker by affiliates of GTC; and the potential benefits to GTC and to Quaker and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board discussed the Changeover and the financial condition of GTC with the senior management of GTC and among themselves.

In evaluating the new management agreement, the Board gave great, though not controlling, weight to the fact that the new management agreement would not result in any material change to the management of the Fund or the provision of services to the Fund by the Adviser. The nature and quality of services provided by GTC; investment performance, both of Quaker itself and relative to that of competitive investment companies; investment management fees and expense ratios of Quaker and competitive investment companies; GTC profitability from managing the Fund; fall-out benefits to GTC from its relationship to Quaker, including revenues derived from services provided to Quaker by affiliates of GTC; and the potential benefits to GTC and to Quaker and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms, were all equally important factors leading the Board to conclude that the new management agreement would be of benefit to the Fund. Of equal importance to the Board was the fact that approval of the new management agreement would result in NO INCREASE in the ongoing expenses of the Fund. Lastly, the Board gave careful consideration to the financial condition of GTC, its ongoing financial viability, and its assurances to the Board that it would continue to provide services to the Fund at the same level and in the same manner as in the past.

As a result of their investigation and consideration of the Changeover and the new management agreement, at its meeting on September 16, 1998, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Equity Fund for their approval.

The Board of Quaker recommends that shareholders of the Equity fund vote FOR approval of the new management agreement.
--------------------------------------------------------------------------------

ITEM 2. NEW INVESTMENT MANAGEMENT AGREEMENT WITH ARONSON + PARTNERS FOR THE VALUE FUND.

INTRODUCTION

At a regular meeting of the Board of Trustees on August 19, 1998, Aronson + Partners ("Aronson"), the current investment adviser to the Value Fund, requested that the Board consider amending the investment management agreement between Aronson and the Value Fund to institute a new fee structure. After careful consideration, the board proposed to Aronson a new fee structure which was performance-based, and which would, if Value Fund performance was exceptional, result in an increase in investment advisory fees to the Fund.

The amendment of the current investment management agreement will constitute a material alteration of the agreement, and under the Investment Company Act of 1940 (the "1940 Act"), such a material change must be approved by the shareholders of the affected fund. Accordingly, a new investment management agreement between Quaker and Aronson ("management agreement") is being proposed for approval by shareholders of the Value Fund. A copy of the form of the new management agreement is attached hereto as Exhibit B. THE NEW MANAGEMENT AGREEMENT FOR THE FUND IS ON THE SAME TERMS AS THE CURRENT MANAGEMENT AGREEMENT, EXCEPT THAT THE FEE STRUCTURE HAS BEEN CHANGED WHICH WILL RESULT IN AN INCREASE IN INVESTMENT ADVISORY FEES, BUT ONLY IF THE PERFORMANCE OF THE FUND INCREASES.

BOARD OF TRUSTEES RECOMMENDATION

The Board met on September 16, 1998 to consider the revised management agreement. The Board of Quaker, including a majority of the Trustees who are not parties to such agreement or interested persons of any such party, voted to approve the new management agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 1.

The Board recommends that shareholders vote FOR approval of the new management agreement.

INVESTMENT MANAGEMENT AGREEMENT

The current and new management agreements both provide that the Fund's investment manager will act as investment adviser, manage it's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, provide shareholder and information services and permit any of its officers or employees to serve without compensation as Trustees or officers of Quaker if duly elected to such positions. Under the current and new management agreements, Quaker agrees to assume and pay the charges and expenses of its operations including, by way of example and not by way of limitation, the compensation of the Trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of Quaker and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by Quaker, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

Listed below is a comparison of the annual management fee rates as a percentage of average daily net assets payable under the current management agreement and the new management agreement for the Value Fund.

                                         CURRENT AGREEMENT     NEW AGREEMENT
                                         -----------------     -------------
Present to September 30, 1998                  0.75%                0.75%
October 1, 1998- October 1, 1999               0.75%                0.90%
Thereafter                                     0.75%           Performance Based
                                                                     As Follows:

From October 1, 1999 forward, a performance fee concept will be implemented. This will provide for an investment advisory fee (Base Fee) at an annual rate of 0.90% of the daily net assets of the Fund to be computed and paid quarterly when the cumulative investment results for the Fund over the prior twelve (12) months exceed the return for the Russell 2000 Index for the same period by 3.0%. this comparison will be repeated each quarter, using the data from the immediate prior twelve (12) months. Adjustment factors will be applied to the investment advisory fee according to the following formula.:

Cumulative 12 months                        Performance Fee
Return versus the Index                     Adjustment

Less than + 1.0%                            0.3333 X Base Fee
Between +1.0 and +1.5%                      0.4664 X Base Fee
Between +1.5 and +2.0%                      0.5998 X Base Fee
Between +2.0 and +2.5%                      0.7332 X Base Fee
Between +2.5 and + 3.0%                     0.8666 X Base Fee
At +3.0%                                    1.0000 X Base Fee
Between +3.0 and + 3.5%                     1.1334 X Base Fee
Between +3.5 and + 4.0%                     1.2668 X Base Fee
Between +4.0 and + 4.5%                     1.4002 X Base Fee
Between +4.5 and + 5.0%                     1.5336 X Base Fee
More than +5.0%                             1.667 X Base Fee

Each management agreement provides that Quaker 's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by Quaker in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Quaker 's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated by Quaker or series thereof without penalty upon sixty (60) days written notice by Quaker or Aronson, or by a majority vote of the outstanding shares of the Value Fund, and automatically terminates in the event of its assignment.

The new management agreement for the Value Fund will be dated as of October 19, 1998. The new management agreement will continue in effect for an initial term of two years, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Value Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

At the Board meeting on September 16, 1998, the Board voted to recommend the new agreement to shareholders for their approval.

BOARD OF TRUSTEES EVALUATION

At a regular meeting of the Board on August 19, 1998, the Board was approached by Aronson with its proposal to renegotiate the fee structure under the present management agreement. The Board discussed its options with respect to Aronson's request in light of Aronson's performance as investment adviser to the Value Fund over the Fund's lifetime. The Board directed management of the Trust to negotiate a new fee structure with Aronson and report the results of that negotiation to the Board. At a special meeting on September 16, 1998, the Trustees discussed the recommendation of fund management and reviewed their fiduciary obligations. There was extended discussion of, and questioning about, Aronson's qualifications as an investment advisor, its past performance history and its future plans for the Value Fund. There was also extended discussion of the new fee structure itself, the probable impact to the shareholders of the Value Fund, and the possible impact to Aronson. As a result of their investigation and consideration of the new management agreement, at its meeting on September 16, 1998, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Value Fund for their approval.

During its deliberations, the Board used outside assistance in its analysis of Aronson's financial status and other aspects of Aronson to help evaluate the potential effects upon the Value Fund and Quaker. Throughout the review process the independent Trustees had the assistance of legal counsel.

In connection with the Board's approval of the new management agreement, the Board considered that the terms of the management agreement do not require any change in the Fund's investment objective or policies, or the investment management or operation of Quaker.

In evaluating the new management agreement, the Board took into account that the new management agreement for the Value Fund, including the terms relating to the services to be provided and the fees and expenses payable by Quaker, is on the same terms as the current management agreement, except for the fee schedule. The Board considered a number of factors in its evaluation of the proposed new agreement, including the nature and quality of services provided by Aronson; investment performance, both of Aronson itself and relative to that of competitive investment advisers; investment management fees and expense ratios of Quaker and competitive investment companies; Expected Aronson profitability from managing the Value Fund; fall-out benefits to Aronson from its relationship to Quaker, including revenues derived from services provided to Quaker by affiliates of Aronson; and the potential benefits to Aronson and to Quaker and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In evaluating the new management agreement, the Board gave considerable weight to the fact that Aronson had previously enjoyed a great deal of success as investment manager to the Value Fund, and was experiencing a significant increase in its client base. Further, Aronson had represented to the Board that other Aronson clients were paying fees under a similar structure to that being proposed o the Board. The nature and quality of services provided by Aronson; investment performance, both of the Value Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Value Fund under the proposed fee structure; Aronson profitability from managing the Fund; fall-out benefits to Aronson from its relationship to Quaker, including revenues derived from services provided to Quaker by affiliates of Aronson; and the potential benefits to Aronson and to Quaker and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms, were all equally important factors leading the Board to conclude that the new management agreement would be of benefit to the Value Fund and its shareholders. Lastly, the Board gave careful consideration to the financial condition of Aronson, its ongoing financial viability, and its assurances to the Board that it would continue to provide services to the Fund at the same level and in the same manner as in the past.

As a result of their investigation and consideration of the new management agreement, at its meeting on September 16, 1998, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Value Fund for their approval.

The Board of Quaker recommends that shareholders of the Value Fund vote FOR approval of the new management agreement.
--------------------------------------------------------------------------------

ITEM 3. NEW RULE 12B-1 DISTRIBUTION PLAN FOR EQUITY FUND SHAREHOLDERS ONLY

INTRODUCTION

Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule. West Chester Capital Advisers, Inc. is a party to the Equity Fund's current Rule 12b-1 Plan.

On or about August 19, 1998, West Chester Capital Advisers, Inc. resigned as investment adviser to the Equity Fund, and was replaced, pursuant to a vote of Quaker's Board and independent Trustees, voting separately, by Geewax, Terker & Co. ("GTC"). As required by the 1940 Act, each Fund's Rule 12b-1 Plan provides for its automatic termination in the event of its assignment. Accordingly, a new Rule 12b-1 Plan is being submitted for Equity Fund shareholder approval. THE NEW RULE 12B-1 PLANS IS ON THE SAME TERMS AS QUAKER'S CURRENT RULE 12B-1 PLAN. A form of the new Rule 12b-1 Plan is attached hereto as Exhibit C. NO CHANGE IN FEES IS BEING PROPOSED.

On September 16, 1998, the Board, including a majority of the "non-interested" Trustees, voted to approve the new Rule 12b-1 Plan and directed that the Plan be submitted to the Equity Fund shareholders at the Meeting, along with a recommendation that such shareholders approve the Rule 12b-1 Plan.

If the new Rule 12b-1 Plan is approved by the Equity Fund shareholders, it will become effective and will replace the current Rule 12b-1 Plan immediately. If the shareholders do not approve the new Rule 12b-1 Plan, the Board would consider appropriate action.

DESCRIPTION OF THE NEW RULE 12B-1 PLANS

As noted above, a form of the new Rule 12b-1 Plan is attached as Exhibit C and this summary is qualified in its entirety by reference to Exhibit C. THE TERMS OF THE NEW RULE 12B-1 PLAN DESCRIBED BELOW ARE THE SAME AS IN THE CURRENT RULE 12B-1 PLAN.

Under the new Rule 12b-1 Plan, GTC will receive a distribution fee, payable as an expense of the Shares of the Fund, which GTC will use to pay for distribution services which it has previously provided to the Fund. If Rule 12b-1 fees are paid under the Plan, investment advisory fees paid to GTC will decrease by the same amount as the Rule 12b-1 fees paid, so that total Fund expenses will be unaffected. GTC bears all the expenses of providing such services, including the payment of any commissions or distribution fees. GTC provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. Quaker bears the cost of qualifying and maintaining the qualification of Shares for sale under the securities laws of the various states, and the expense of registering its Shares with the SEC.

Equity Fund Shares are sold to the public at net asset value. Like the current Plan, GTC will receive a distribution fee, payable monthly upon presentation to the Fund of receipts evidencing proper expenditures, at the annual rate of 0.25% of average daily net assets of the Equity Fund Shares.

No fees have been paid to date from the current Rule 12b-1 Plan.

The new Rule 12b-1 Plan will continue in effect for an initial term of one year, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Equity Fund, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non interested" Trustees, cast in person at a meeting called for such purpose. Pursuant to the new Rule 12b-1 Plan, GTC will prepare reports to the Board on a quarterly basis showing the amounts paid to the various firms, if any, and such other information as from time to time the Board may reasonably request.

In approving the new Rule 12b-1 Plan, the Board determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit Quaker, the Equity Fund and its shareholders. In doing so, the Board considered several factors, including that the new Rule 12b-1 Plans would likely (i) facilitate distribution of the Fund's shares, (iii) help maintain the competitive position of Quaker in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; and
(iv) permit possible economies of scale through increased Fund size.

BOARD OF TRUSTEES RECOMMENDATION

As a result of their consideration of the foregoing factors, the Board voted to approve the new Rule 12b-1 Plan and to submit it to the shareholders for their approval.

The Board recommends that shareholders vote FOR approval of the new Rule 12b-1 Plans.
--------------------------------------------------------------------------------

OTHER INFORMATION

UNDERWRITER.

Declaration Distributors, Inc. ("DDI") is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. DDI has been providing underwriting services to mutual fund companies for ten years. DDI is a wholly-owned subsidiary of Declaration Holdings, Inc. ("DHI"), a Delaware corporation. Declaration Service Company ("DSC"), another wholly-owned subsidiary of DHI, provides transfer agency, accounting and administrative services to mutual fund companies, including Quaker.

DDI receives a flat fee of $20,000 per year from Quaker as principal underwriter for each series of Quaker. Quaker receives in all cases the full net asset value of the shares sold.

ALLOCATION OF PORTFOLIO TRANSACTIONS. GTC will be the investment manager for the Equity Fund, and Aronson is the investment manager for the Value Fund (the "Advisers"). The Advisers, in effecting purchases and sales of portfolio securities for the account of a Fund, implement Quaker's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and the Advisers. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Advisers and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce their expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Advisers may give consideration to those firms that have sold or are selling shares Quaker, as well as to those firms that provide market, statistical and other research information to Quaker and to the Advisers. The Advisers are not authorized to pay higher commissions or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

The Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, a Fund could pay to a firm that provides research services to GTC and/or Aronson a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. A Fund could do this if GTC and/or Aronson determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Advisers' overall responsibilities to its Fund or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Advisers and their subsidiaries. In addition, the investment management fee paid by a Fund to GTC or Aronson is not reduced because either or both of them receives these research services.

Set forth in Exhibit D are the total brokerage commissions paid by QUAKER for its most recently completed fiscal year, as well as the percentage of such that was allocated to broker-dealer firms on the basis of research information or on the basis of sales of shares.

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by GTC and Aronson, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of Quaker, officers and employees of GTC and/or Aronson and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, Quaker, GTC and/or Aronson may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by the party incurring the expense. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO QUAKER, 1288 VALLEY FORGE ROAD, VALLEY FORGE, PA 19482, OR BY CALLING 1-800-220-8888.

PROPOSALS OF SHAREHOLDERS

As a Massachusetts Business Trust, Quaker is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since Quaker does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by Quaker no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Trustees of Quaker is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Quaker.

VOTING, QUORUM

Each share of a Fund is entitled to one vote on each matter submitted to a vote of the holders of that shares of such Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR all items on the proxy. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Quaker or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (approval of new investment management agreement with GTC), requires the affirmative vote of a "majority of the outstanding voting securities" of the Equity Fund. Item 2 (approval of new investment management agreement with Aronson), requires the affirmative vote of a "majority of the outstanding voting securities" of the Value Fund, and Item 3 (approval of new Rule 12b-1 Plan) requires the affirmative vote of a "majority of the outstanding voting securities" of the Equity Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

On all Items presented, shareholders will vote by series.

The Declaration of Trust and By-Laws of Quaker provide that the presence at a shareholder meeting in person or by proxy of at least 33.3% of the shares of a series constitutes a quorum for that series. Thus, the meeting for a particular series could not take place on its scheduled date if less than 33.3% of the shares of that series were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a series is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that series to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the series as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective series' shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1 & 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On
Item 3, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items. The Board of Trustees of Quaker recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,
Peter F. Waitneight
President

                                    EXHIBIT A

                           HOLDERS OF MORE THAN 5% OF
                          ANY CLASS OF A FUND'S SHARES

FUND               NAME AND ADDRESS         % OWNERSHIP         # SHARES
-----------        ----------------         -----------         --------
EQUITY FUND        TBD
VALUE FUND         TBD

                                    EXHIBIT B

                                     FORM OF
                         INVESTMENT MANAGEMENT AGREEMENT

                          INVESTMENT ADVISOR AGREEMENT

     AGREEMENT, made this 19th day of October, 1998, between Quaker Investment Trust (the "Trust") and Geewax, Terker & Co., a Pennsylvania partnership (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Act").

                                   BACKGROUND

     WHEREAS, the Trust is registered as a diversified, open-end management investment company of the series type under the investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the Quake Core Equity Fund (the "Fund") series of the Trust pursuant to the terms and conditions of this Agreement, and the Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     The Trust hereby appoints the Adviser to act as Investment Adviser to the Quaker Core Equity Fund (the "Fund") for the periods and on the terms set forth in this Agreement. The Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The Trust has furnished the Investment Adviser with copies properly certified or authenticated copies of each of the following:

     a. The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

     b. The Trust's By-Laws (such By-Laws, as presently in effect and as they may be from time to time amended, are herein called the "By-Laws")

     c.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of the Adviser and approving this Agreement;

     d. The Trust's Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), relating to shares of beneficial interest of the fund (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

     e. The Fund's Prospectus, Statement of Additional Information (such Prospectus, together with the statement of Additional Information, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus")

     The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.   Management
     ----------

     Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Funds investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. The Advisor further agrees that it:

     (a) Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement.

     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Fund or the Advisor; provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor in principal transactions;

     (c) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the fund.

4.   Services Not Exclusive
     ----------------------

     The advisory services to be furnished by the Advisor hereunder are not to be considered exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, the Advisor will not serve as an investment advisor to any other investment company having a similar investment objective to that of the fund.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, that Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act. The records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

6.   Expenses
     --------

     During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund. In addition, in accordance with the plan of Distribution adopted by the Fund under the provisions of Rule 12b-1 promulgated under the 1940 Act, the Advisor agrees to pay, from the Advisory fees paid to it hereunder, the amounts set forth in Exhibit A attached hereto to qualified brokers and dealers who are authorized to sell Fund shares and receive compensation therefore.

7.   Compensation
     ------------

     The trust will pay the Advisor, and the Advisor will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund. The Advisor hereby acknowledges that the expense ratio for the Fund will be capped at 1.35% of the average daily net assets of the Fund and hereby agrees to waive its fees to the extent necessary to achieve such expense ratio, on a basis that is pro rata to the fees charged by other providers of services to the Fund. All parties to this Agreement do hereby authorize and instruct the Declaration Group, the Fund's Administrator, to provide a calculation each month of the gross amount due the Advisor and to deduct from such amount all applicable amounts of fee waivers as well as the amounts set forth in Exhibit A, if applicable, prior to remitting fee payments hereunder.

8.   Limitation of Liability
     -----------------------

     The Advisor shall not be liable for any error of judgement, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective upon the resignation of the existing investment advisor to the Fund and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party 9as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Advisor at any time upon sixty (60) days written notice, without payment of any penalty. Provided that termination by the Fund must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute and original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 QUAKER INVESTMENT TRUST


By:                                     By: /s/ Peter F. Waitneight
   -------------------------------          --------------------------------
Title:                                               Title: President


Attest:                                 GEEWAX, TERKER & CO.


By:                                     By:
   -------------------------------          --------------------------------
Title:                                  Title:

                                    EXHIBIT A
                                    ---------

                                   12b-1 Fees

     For shares sold through the Charles Schwab Mutual Fund Marketplace, Fidelity Brokerage Services, Inc., Waterhouse Securities, Inc., or Jack White & Company, the 12b-1 fees to be paid shall be equal to 0.20% of the purchase price of such shares.

     For shares sold through an authorized wholesaler, the 12b-1 fees to be paid shall be equal to:
     25% of management fee on amount of Fund shares sold for first 12 months
     10% of management fee on such amount for succeeding 12 months
     5% of management fee on such amount thereafter.

     The foregoing shall be in effect with respect to Fund shares until such shares are redeemed.

                                    EXHIBIT C
                                    ---------

          FORM OF INVESTMENT ADVISORY AGREEMENT WITH ARONSON + PARTNERS

                          INVESTMENT ADVISOR AGREEMENT

     AGREEMENT, made this 19th day of October, 1998, between Quaker Investment Trust (the "Trust") and Aronson + Partners., a Pennsylvania partnership (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Act").

                                   BACKGROUND

     WHEREAS, the Trust is registered as a diversified, open-end management investment company of the series type under the investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the Quake Small-Cap Value Fund (the "Fund") series of the Trust pursuant to the terms and conditions of this Agreement, and the Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

     1. Appointment

     The Trust hereby appoints the Adviser to act as Investment Adviser to the Quaker Core Equity Fund (the "Fund") for the periods and on the terms set forth in this Agreement. The Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents

     The Trust has furnished the Investment Adviser with copies properly certified or authenticated copies of each of the following:

     f. The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

     g. The Trust's By-Laws (such By-Laws, as presently in effect and as they may be from time to time amended, are herein called the "By-Laws")

     h.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of the Adviser and approving this Agreement;

     i. The Trust's Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), relating to shares of beneficial interest of the fund (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

     j. The Fund's Prospectus, Statement of Additional Information (such Prospectus, together with the statement of Additional Information, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus")

     The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

     3. Management

     Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Funds investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. The Advisor further agrees that it:

     (d) Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement.

     (e) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Fund or the Advisor; provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor in principal transactions;

     (f) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the fund.

     4. Services not Exclusive

     The advisory services to be furnished by the Advisor hereunder are not to be considered exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, the Advisor will not serve as an investment advisor to any other investment company having a similar investment objective to that of the fund.

     5. Books and Records

     In compliance with Rule 31a-3 promulgated under the 1940 Act, that Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act. The records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

     6. Expenses

     During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund. In addition, in accordance with the plan of Distribution adopted by the Fund under the provisions of Rule 12b-1 promulgated under the 1940 Act, the Advisor agrees to pay, from the Advisory fees paid to it hereunder, the amounts set forth in Exhibit A attached hereto to qualified brokers and dealers who are authorized to sell Fund shares and receive compensation therefore.

     7. Compensation

     The trust will pay the Advisor, and the Advisor will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, as follows. Through the end of the period ending September 30, 1998 the fee will continue to be equal to the annual rate of 0.75% of the average daily net assets of the Fund. Beginning October 1, 1998 and continuing for one year thereafter, the fee will rise to the annual rate of 0.90% of the average daily net assets of the Fund. The Advisor hereby acknowledges that the expense ratio for the Fund will be capped at 1.50% of the average daily net assets of the Fund for the year following October 1, 1998 and hereby agrees to waive its fees to the extent necessary to achieve such expense ratio, on a basis that is pro rata to the fees charged by other providers of services to the Fund.

     From October 1, 1999 forward, a performance fee concept will be implemented. This will provide for an investment advisory fee (Base Fee) at an annual rate of 0.90% of the daily net assets of the Fund to be computed and paid quarterly when the cumulative investment results for the Fund over the prior twelve (12) months exceed the return for the Russell 2000 Index for the same period by 3.0%. this comparison will be repeated each quarter, using the data from the immediate prior twelve (12) months. Adjustment factors will be applied to the investment advisory fee according to the following formula.:

Cumulative 12 months                        Performance Fee
Return versus the Index                     Adjustment

Less than + 1.0%                            0.3333 X Base Fee
Between +1.0 and +1.5%                      0.4664 X Base Fee
Between +1.5 and +2.0%                      0.5998 X Base Fee
Between +2.0 and +2.5%                      0.7332 X Base Fee
Between +2.5 and + 3.0%                     0.8666 X Base Fee
At +3.0%                                    1.0000 X Base Fee
Between +3.0 and + 3.5%                     1.1334 X Base Fee
Between +3.5 and + 4.0%                     1.2668 X Base Fee
Between +4.0 and + 4.5%                     1.4002 X Base Fee
Between +4.5 and + 5.0%                     1.5336 X Base Fee
More than +5.0%                             1.667 X Base Fee

     All parties to this Agreement do hereby authorize and instruct the Declaration Group, the Fund's Administrator, to provide a calculation each month of the gross amount due the Advisor and to deduct from such amount all applicable amounts of fee waivers as well as the amounts set forth in Exhibit A, if applicable, prior to remitting fee payments hereunder.

     14. Limitation of Liability

     The Advisor shall not be liable for any error of judgement, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

     15. Duration and Termination

     This Agreement shall become effective upon the resignation of the existing investment advisor to the Fund and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (c) By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party 9as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (d) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Advisor at any time upon sixty (60) days written notice, without payment of any penalty. Provided that termination by the Fund must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

     16. Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

     17. Miscellaneous

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

     18. Counterparts

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute and original, and all of which, together, shall constitute one Agreement.

     19. Governing Law

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 QUAKER INVESTMENT TRUST

By:                                     By: /s/ Peter F. Waitneight
   --------------------------------        --------------------------------
Title:                                  Title: President


Attest:                                 ARONSON + PARTNERS

By:                                     By:
   --------------------------------        --------------------------------
Title:                                  Title: General Partner

                                    EXHIBIT A
                                    ---------

                                   12b-1 Fees

     For shares sold through the Charles Schwab Mutual Fund Marketplace, Fidelity Brokerage Services, Inc., Waterhouse Securities, Inc., or Jack White & Company, the 12b-1 fees to be paid shall be equal to 0.20% of the purchase price of such shares.

     For shares sold through an authorized wholesaler, the 12b-1 fees to be paid shall be equal to:
     25% of management fee on amount of Fund shares sold for first 12 months
     10% of management fee on such amount for succeeding 12 months
     5% of management fee on such amount thereafter.

     The foregoing shall be in effect with respect to Fund shares until such shares are redeemed.

                                    EXHIBIT D

                                     FORM OF
                           PLAN PURSUANT TO RULE 12B-1

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

WHEREAS, Quaker Investment Trust, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"),engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the"1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the QUAKER CORE EQUITY FUND (the "Fund") of the Trust, which Shares are divided into two Classes of Investor and Institutional Shares;

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

1. Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Investor Shares of the Fund, which activities may include, but are not limited to, the following: (a)payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Investor Shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Investor Shares of the Fund or who render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Fund, and providing such other shareholder services as the Trust may reasonably request; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Investor Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

2. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net asset value of the Investor Shares of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, in no event may such expenditures paid by the Trust as service fees exceed an amount calculated at the rate of0.25% of the average annual net assets of the Investor Shares of the Fund, nor may such expenditures paid as service fees to any person who sells Investor Shares of the Fund exceed an amount calculated at the rate of 0.25% of the average annual net asset value of such shares. Such payments for distribution and shareholder servicing activities may be made directly by the Trust or to other persons with which the Trust has entered into agreements related to this Plan.

3. Term and Termination. (a) This Plan shall become effective as of the19th day of October, 1998. Unless terminated as herein provided, this Plan shall continue in effect for one year from the date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval. (b) This Plan may be terminated at any time with respect to the Fund bya vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Investor Class of the Fund as defined in the 1940 Act.

4. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Investor Class of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

5. Selection and Nomination of Trustees. While this Plan is n effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

6. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7. Record keeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

8. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Quaker Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

IN WITNESS THEREOF, the parties hereto have caused this Plan to be executed as of the date written above.

QUAKER INVESTMENT TRUST

Attest:

By
   -------------------------------


QUAKER CORE EQUITY FUND

Attest:

By
   -------------------------------

                                    EXHIBIT F

                 BROKERAGE COMMISSIONS PAID FOR FISCAL YEAR 1998


                 TOTAL NET ASSETS*BROKERAGE    FEES AS %
FUND             (MILLIONS)                    FEES PAID**         OF EXPENSES
--------         --------------------------    ----------------    -----------
EQUITY FUND
VALUE FUND


*  Total Net Assets, in millions, as of September 28, 1998.

** No brokerage fees were paid solely as a result of research or other services provided to GTC or Aronson.

                                    EXHIBIT G

                                FEES AND EXPENSES

                                                     EQUITY FUND      VALUE FUND
                                                     -----------      ----------
Fiscal Year End..................................      06/30/98        06/30/98
Investment Advisory Fees.........................
Administrator Fees...............................
Custodian Fees...................................
Transfer Agent Fees..............................
Professional Fees................................
Trustee Fees.....................................
Registration Fees................................
Distribution Fees, Class Y.......................
Distribution Fees, Class C.......................
Printing Fees....................................
Amortization of Deferred Organizational Costs....
Miscellaneous Expenses...........................
--------------------------------------------------------------------------------
Total expenses before waivers & contributions
--------------------------------------------------------------------------------
Waiver of Investment Advisory Fees
Contribution from Adviser
--------------------------------------------------------------------------------
Total Expenses, Net
--------------------------------------------------------------------------------

                   Thank you for mailing your ballot promptly!
            We appreciate your continuing support and look forward to
                      serving your future investment needs.

                             QUAKER INVESTMENT TRUST

1. For Shareholders of the Quaker Core Equity Fund Only. Approve a new investment management agreement with Geewax, Terker & Co. on the same terms as the current agreement between the Equity Fund and West Chester Capital Advisers, Inc.

     For                            Against                         Abstain
     / /                              / /                             / /

2. For Shareholders of the Quaker Small-Cap Value Fund Only. Approve a new investment management agreement with Aronson + Partners on different terms than the current agreement, which may result in an increase in fees to the fund.

     For                            Against                         Abstain
     / /                              / /                             / /

3. For Quaker Core Equity Fund Shareholders Only. Approve a new Rule 12b-1 distribution plan on the same terms as the current plan.

     For                            Against                         Abstain
     / /                              / /                             / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                        Date

X
--------------------------------------------------------------------------------
Signature                                                        Date

PLEASE VOTE TODAY!    PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with Quaker. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint ____________ and _______________, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held October 19, 1998, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of Quaker which recommends a vote "FOR" all matters.